                                                                   EXHIBIT 10(u)

THE REGISTERED HOLDER OF THIS PURCHASE OPTION BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, TRANSFER OR ASSIGN THIS PURCHASE OPTION EXCEPT AS HEREIN PROVIDED.

NOT EXERCISABLE PRIOR TO SEPTEMBER 14, 1994. VOID AFTER 5:00 P.M. EASTERN TIME, SEPTEMBER 14, 1998.


                                PURCHASE OPTION

               For the Purchase of 97,500 Shares of Common Stock

                                       OF

                      AMERICAN NATURAL ENERGY CORPORATION

                           (An Oklahoma Corporation)

1.       Purchase Option.

                 THIS CERTIFIES THAT, in consideration of $0.001 per share duly paid by or on behalf of GAINES, BERLAND, INC. (the "Holder"), as registered owner of this Purchase Option, to American Natural Energy Corporation (the "Company"), Holder is entitled, at any time or from time to time at or after September 14, 1994, and at or before 5:00 p.m., Eastern Time, September 14, 1998, but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to 97,500 shares (the "Shares") of common stock of the Company, $0.01 par value, (the "Common Stock"). If September 14, 1998, is a day on which banking institutions are authorized by law to close, then this Purchase Option may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. During the period ending September 14, 1998, the Company agrees not to take any action that would terminate the Purchase Option. This Purchase Option is initially exercisable at $5.70 per Share so purchased; provided, however, that upon the occurrence of any of the events specified in Section 6 hereof, the rights granted by this Purchase Option, including the exercise price per Share and the number of Shares to be received upon such exercise, shall be adjusted as therein specified. The term "Exercise Price" shall mean the initial exercise price or the adjusted exercise price, depending on the context, of a Share.

2.       Exercise.

         2.1 Exercise Form. In order to exercise this Purchase Option, the exercise form attached hereto must be duly executed and completed and delivered to the Company, together with this Purchase Option and payment of the Exercise Price for the Shares being
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purchased. If the subscription rights represented hereby shall not be exercised at or before 5:00 p.m., Eastern time, on September 14, 1998, this Purchase Option shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

         2.2 Legend. Each certificate for securities purchased under this Purchase Option shall bear a legend as follows unless such securities have been registered under the Act.

                 "The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"). The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act."

         2.3     Conversion Right.

                 2.3.1 Determination of Amount. In lieu of the payment of the Exercise Price, the Holder shall have the right (but not the obligation), to require the Company to convert this Purchase Option, in whole or in part, into Shares ("Conversion Right") as provided for in this Section. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any of the Exercise Price) that number of Shares equal to the quotient obtained by dividing (x) the "Value" (as defined below) of the portion of the Purchase Option being converted at the time the Conversion Right is exercised by (y) the Market Price (as defined in Section 6.2.6) immediately prior to the exercise of the Conversion Right. The "Value" of the portion of the Purchase Option being converted shall mean the difference between (i) the Exercise Price and (ii) the Market Price, multiplied by the number of Shares being converted.

                 2.3.2 Exercise of Conversion Right. The Conversion Right may be exercised by the Holder on any business day between (i) September 14, 1994 and (ii) September 14, 1998 by delivering the Purchase Option with a duly executed exercise form attached hereto with the conversion section completed to the Company, exercising the Conversion Right and specifying the total number of Shares the Holder will purchase pursuant to such conversion.

3.       Transfer.

         3.1 General Restrictions. The registered Holder of this Purchase Option, by its acceptance hereof, agrees that it will not sell, transfer or assign or hypothecate this Purchase Option prior to September 14, 1994, to anyone other than (i) an officer or partner of such Holder, (ii) an officer or partner of Gaines,





                                       2
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Berland Inc. ("Underwriter") or any other underwriter or Selected Dealer in connection with the Company's public offering of shares of Common Stock underwritten by the Underwriter, or ( iii ) any underwriter or Selected Dealer. On and after September 14, 1994, transfers to others may be made. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with the Purchase Option and payment of all transfer taxes, if any, payable in connection therewith. The Company shall immediately transfer this Purchase Option on the books of the Company and shall execute and deliver a new Purchase Option or Purchase Options of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the number of Shares purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

         3.2 Restrictions Imposed by the Act. The securities shall not be transferred unless and until (i) the Company has received the opinion of counsel for the Holder that the securities may be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Act"), the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement relating to such securities has been filed by the Company and declared effective by the Securities and Exchange Commission.

4.       New Purchase Options to be Issued.

         4.1     Partial Exercise or Transfer. Subject to the restrictions in
Section 3 hereof, this Purchase Option may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Purchase Option for cancellation, together with the duly executed exercise or assignment form and funds sufficient to pay any transfer tax, the Company shall cause to be delivered to the Holder without charge a new Purchase Option of like tenor to this Purchase Option in the name of the Holder evidencing the right of the Holder to purchase the number of Shares purchasable hereunder as to which this Purchase Option has not been exercised or assigned.

         4.2 Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Purchase Option and of reasonably satisfactory indemnification, the Company shall execute and deliver a new Purchase Option of like tenor and date. Any such new Purchase Option executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute an additional contractual obligation on the part of the Company.

5.       Registration Rights.





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         5.1     Demand Registration.

                 5.1.1 Grant of Right. The Company, upon written demand ("Initial Demand Notice") of the Holder(s) of at least 51% of the Purchase Options and/or the underlying Shares ("Majority Holders"), agrees to register on one occasion, all or any portion of the Purchase Options requested by the Majority Holders in the Initial Demand Notice and all of the securities underlying such Purchase Options, including the Shares (collectively the "Registerable Securities"). On such occasion, the Company will file a Registration Statement covering the Registrable Securities within sixty days after receipt of the Initial Demand Notice and use its best efforts to have such registration statement declared effective promptly thereafter. The demand for registration may be made at any time during a period of four years beginning one year from the Effective Date. The Company covenants and agrees to give written notice of its receipt of any Initial Demand Notice by any Holder(s) to all other registered Holders of the purchase Options and/or the Registerable Securities within ten days from the date of the receipt of any such Initial Demand Notice.

                 5.1.2 Terms. The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Registrable Securities. The Company agrees to use its prompt best efforts to cause the filing required herein to become effective and to qualify or register the Registrable Securities in such States as are reasonably requested by the Holder(s); provided, however, that in no event shall the Company be required to register the Registrable Securities in a State in which such registration would cause (i) the Company to be obligated to do business in such State, or (ii) the principal stockholders of the Company to be obligated to escrow their shares of capital stock of the Company. The Company shall cause any registration statement filed pursuant to the demand rights granted under Section 5.1.1 to remain effective for a period of at least nine consecutive months from the effective date of such registration statement.

         5.2     "Piggy-Back" Registration.

                 5.2.1 Grant of Right. In addition to the demand right of registration, the Holders of the Purchase Options shall have the right, for a period of six years beginning one year from the Effective Date, to include the Registrable Securities as part of any other registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145 (as promulgated under the Act or pursuant to Form S-8 or equivalent form).





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                 5.2.2    Terms. The Company shall bear all fees and expenses
attendant to registering the Registrable Securities, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Registrable Securities. In the event of such a proposed registration, the Company shall furnish the then Holders of outstanding Registrable Securities with not less than thirty days written notice prior to the proposed date of filing of such registration statement. Such notice to the Holders shall continue to be given for each registration statement filed by the Company until such time as all of the Registrable Securities have been registered and sold. The holders of the Registrable Securities shall exercise the "piggy-back" rights provided for herein by giving written notice, within twenty days of the receipt of the Company's notice of its intention to file a registration statement. The Company shall cause any registration statement filed pursuant to the above "piggyback" rights to remain effective for at least nine months from the date that the Holders of the Registrable Securities are first given the opportunity to sell all of such securities.

         5.3     General Terms.

                 5.3.1 Indemnification. The Company shall indemnify the Holder(s) of the Registrable Securities to be sold pursuant to any registration statement hereunder and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement but only to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the Underwriter contained in
Section 5 of the Underwriting Agreement. The Holder(s) of the Registrable Securities to be sold pursuant to such registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, in writing, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions contained in Section 5 of the Underwriting Agreement pursuant to which the Underwriter has agreed to indemnify the Company.





                                       5
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                 5.3.2    Exercise of Purchase Options. Nothing contained in
this Purchase Option shall be construed as requiring the Holder(s) to exercise their Purchase Options prior to or after the initial filing of any registration statement or the effectiveness thereof.

                 5.3.3 Exclusivity. The Company shall not permit the inclusion of any securities other than the Registerable Securities be included in any registration statement filed pursuant to Section 5.1 hereof without the prior written consent of the Majority Holders of the Registrable Securities.

                 5.3.4 Documents Delivered to Holders. The Company shall furnish to each Holder participating in any of the foregoing offerings and to each underwriter of any such offering, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under any underwriting agreement related thereto), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities. The Company shall also deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request.





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                 5.3.5    Underwriting Agreement. The Company shall enter into
an underwriting agreement with the managing underwriter(s) selected by any Holders whose Registerable Securities are being registered pursuant to this
Section 5. Such agreement shall be reasonably satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Registrable Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders and their intended methods of distribution.

6.       Adjustments to Exercise Price and Number of Securities.

         6.1 Computation of Adjusted Exercise Price. Except as hereinafter provided, in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock (other than the issuances or sales referred to in Section 6.8 hereof), including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, for a consideration per share less than either the Exercise Price or the Market Price (as hereinafter defined) in effect immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the quotient derived by dividing (i) an amount equal to the sum of (X) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the lesser of the Exercise Price in effect immediately prior to such issuance or sale or the Market Price in effect on the date immediately prior to such issuance or sale, plus (Y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (ii) the number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by Section 6.4 hereof.

         6.2 General Rules for Computation of Adjustments. For the purposes of any computation to be made in accordance with Section 6.1, the following provisions shall be applicable:

                 6.2.1 Cash Consideration. In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if either of such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price), before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

                 6.2.2 Other Than Cash Consideration. In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

                 6.2.3 Share Dividends. Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

                 6.2.4 Reclassification. The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in Section 6.2.2.

                 6.2.5 Outstanding Shares. The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of any and all outstanding options, rights, warrants to purchase shares of Common Stock and upon the conversion or exchange of any and all outstanding securities convertible or exchangeable into shares of Common Stock.





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
                 6.2.6 Market Price. As used herein, the term "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange or if any such exchange on which the Common Stock is listed is not its principal trading market, then as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or similar organization. If any of the Common Stock is no longer listed or admitted to trading on any exchange or quoted on NASDAQ, the Market Price shall be determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

         6.3 Options, Rights, Warrants and Convertible and Exchangeable Securities. In case the Company shall at any time after the date hereof issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share less than either the Exercise Price or the Market Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, or without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section 6.1 hereof, provided that:

                 (i) The aggregate maximum number of shares of Common Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration, if any, received by the Company for the issuance of such options, rights or warrants.

                 (ii) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration received by the Company for the issuance of such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.





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                 (iii)    If any change shall occur in the exercise price per
share provided for in any of the options, rights or warrants referred to in clause (i) of Section 6.3, or in the price per share at which the securities referred to in clause (ii) of Section 6.3 are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

         6.4 Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

         6.5 Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 6, the number of Shares issuable upon the exercise of this Purchase Option shall be adjusted to the nearest full number by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of this Purchase Option immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

         6.6 Definition of Common Stock. For the purpose of this Purchase Option, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that the Company shall after the date hereof issue securities with greater or superior voting rights than the shares of Common Stock outstanding as of the date hereof, the Holder, at its option, may receive upon exercise of any Purchase Option either shares of Common Stock or a like number of such securities with greater or superior voting rights.

         6.7 Merger or Consolidation. Incase of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental Purchase Option providing that the holder of each





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

Purchase Option then outstanding or to be outstanding shall have the right thereafter (until the stated expiration of such Purchase Option) to receive, upon exercise of such Purchase Option, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Purchase Option might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental Purchase Option shall provide for adjustments which shall be identical to the adjustments provided in Section 6. The above provision of this Section shall similarly apply to successive consolidations or mergers.

         6.8 No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made:

                 (i) Upon the issuance or sale of the shares of Common Stock issuable upon the exercise of (1) the Purchase Options or (2) the options outstanding on the date hereof and described in the prospectus relating to the Company's public offering of Common Stock; or

                 (ii) Upon the issuance or sale of shares of Common Stock upon the exercise of options, rights or warrants, or upon the conversion or exchange of convertible or exchangeable securities, in any case where the Exercise Price was adjusted at the time of issuance of such options, rights or warrants, or convertible or exchangeable securities, as contemplated by
Section 6.3 hereof, or

                 (iii) Except in the case of events referred to in Sections 6.2.3, 6.2.4, 6.4 and 6.7, if the amount of said adjustment shall be less than $0.2375 per Share for any single event or series of related events.

         6.9     [Intentionally omitted.]

         6.10    [Intentionally omitted.]

         6.11 Dividends and Other Distributions. In the event that the Company shall at any time prior to the exercise of all Purchase Options declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Purchase Options shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Purchase Options, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of





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
such dividend or distribution as if the Purchase Options had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Section 6.11.

         6.12 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Purchase Option, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

7. Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon exercise of the Purchase Options, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Purchase Options and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. As long as the purchase Options shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon exercise of the Purchase Options to be listed (subject to official notice of issuance) on all securities exchanges (or, if applicable on NASDAQ) on which the Common Stock issued to the public in connection herewith may then be listed and/or quoted.

8.       Certain Notice Requirements.

         8.1 Holder's Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holders the right to vote or consent or to receive notice as a stockholder for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Purchase Options and their exercise, any of the events described in Section 8.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least fifteen days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be.





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
         8.2 Events Requiring Notice. The Company shall be required to give the notice described in this Section 8 upon one or more of the following events: (i) if the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company, or (ii) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor, or (iii) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business shall be proposed.

         8.3 Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to
Section 6 hereof, send notice to the Holders of such event and change ("Price Notice"). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company's President and Chief Financial Officer.

         8.4 Transmittal of Notices. All notices, requests, consents and other communications under this Purchase Option shall be in writing and shall be deemed to have been duly made when hand delivered, or mailed by express mail or private courier service: (i) If to the registered Holder of the Purchase Option, to the address of such Holder as shown on the books of the Company, or
(ii) if to the Company, to following address or to such other address as the Company may designate by notice to the Holders:

                          5727 South Lewis, Suite 700
                          Tulsa, Oklahoma 74105

9.       Miscellaneous.

         9.1 Amendments. The Company and the Underwriter may from time to time supplement or amend this Purchase Option without the approval of any of the Holders in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Underwriter may deem necessary or desirable and which the Company and the Underwriter deem shall not adversely affect the interest of the Holders. All other modifications or amendments shall require the written consent of signed by the party against whom enforcement of the modification or amendment is sought.

         9.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in anyway limit or affect the meaning or interpretation of any of the terms or provisions of this Purchase Option.

         9.3 Entire Agreement. This Purchase Option (together with the other agreements and documents being delivered pursuant to or in connection with this Purchase Option) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

         9.4 Binding Effect. This Purchase Option shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their permitted assignees, respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Purchase Option or any provisions herein contained.

         9.5 Governing Law; Submission to Jurisdiction. This Purchase Option shall be governed by and construed and enforced in accordance with the law of the State of New York, without giving effect to conflict of laws. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Purchase Option shall be brought and enforced in the courts of the State of New York or of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in
Section 8 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover form the other party(ies) all of its reasonable attorneys' fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

         9.6 Waiver, Etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Purchase Option shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Purchase Option or any provision hereof or the right of the Company or any

Holder to thereafter enforce each and every provision of this Purchase Option. No waiver of any breach, non-compliance or nonfulfillment of any of the provisions of this purchase Option shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought, and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

         9.7 Execution in Counterparts. This Purchase Option may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

         IN WITNESS WHEREOF, the Company has caused this Purchase Option to be signed by its duly authorized officer as of the 21st day of September 1993.

                          AMERICAN NATURAL ENERGY CORPORATION

                          By /s/ Michael K. Paulk
                          Name Michael K. Paulk
                          Title: President

Form to be used to exercise or convert Purchase Option:

AMERICAN NATURAL ENERGY CORPORATION
5727 South Lewis, Suite 700
Tulsa, Oklahoma 74105

Date:                          , 19

         The Undersigned hereby elects irrevocably to exercise the within
Purchase Option and to purchase         Shares of Common Stock of American
Natural Energy Corporation and hereby makes payment of $          (at the
rate of $         per Share) in payment of the Exercise Price pursuant
thereto. Please issue the Shares as to which this Purchase Option is exercised in accordance with the instructions given below.

                                       or

         The Undersigned hereby elects irrevocably to convert      of the Shares
purchasable under the within Purchase Option into       Shares of American
Natural Energy Corporation (based on "Market Price" of $       ). Please
issue the Shares in accordance with the instructions given below.

                          Signature______________________________________

                          Signature Guaranteed___________________________

                  INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name_____________________________________________________________________

                           (Print in Block Letters )

Address__________________________________________________________________

         NOTICE: THE SIGNATURE TO THIS FORM MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN PURCHASE OPTION IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, OTHER THAN A SAVINGS BANK, OR BY A TRUST COMPANY OR BY A FIRM HAVING MEMBERSHIP ON A REGISTERED NATIONAL SECURITIES EXCHANGE.

Form to be used to assign Purchase Option:

                          ASSIGNMENT

         (To be executed by the registered Holder to effect a transfer of the within Purchase Option):

         FOR VALUE RECEIVED, _________________________________________________
does hereby sell, assign and transfer unto ___________________________________
the right to purchase _____________ Shares of Common Stock of American Natural Energy Corporation ("Company") evidenced by the within Purchase Option and does hereby authorize the Company to transfer such right on the books of the Company.

Dated: _________________, 199__


                                  ________________________________
                                  Signature


                                  ________________________________
                                  Signature Guaranteed

         NOTICE: THE SIGNATURE TO THIS FORM MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN PURCHASE OPTION IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, OTHER THAN A SAVINGS BANK, OR BY A TRUST COMPANY OR BY A FIRM HAVING MEMBERSHIP ON A REGISTERED NATIONAL SECURITIES EXCHANGE.